UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 2, 2018

VALLEY NATIONAL BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (973) 305-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 1, 2018 (the “Effective Time”), Valley National Bancorp (“Valley”) completed its previously announced merger (the “Merger”) with USAmeriBancorp, Inc. (“USAB”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 26, 2017, between Valley and USAB. At the Effective Time of the Merger, USAB merged with and into Valley, with Valley as the surviving corporation in the Merger.

Pursuant to the terms of the Merger Agreement, each share of common stock of USAB was converted into 6.100 shares of Valley common stock with cash to be paid in lieu of fractional shares. Each outstanding share of Valley common stock remained outstanding and was unaffected by the Merger.

Immediately following the Merger, USAmeriBank, a Florida state-chartered commercial bank and wholly-owned subsidiary of USAB, merged with and into Valley National Bank, a national banking association and wholly-owned subsidiary of Valley, with Valley National Bank as the surviving entity.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, attached as Exhibit 2.1 to Valley’s Current Report on Form 8-K filed on July 28, 2017, and incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger and pursuant to the terms of the Merger Agreement, Valley increased the size of its Board of Directors (the “Board”) at the Effective Time from 13 members to 14 members and appointed Jennifer W. Steans, formerly the Chairperson of the board of directors of USAB, to the Board.

Item 8.01	Other Events.

On January 2, 2018, Valley issued a press release announcing the completion of the Merger. A copy of the press release is incorporated herein by reference as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Historical financial statements of USAB will be filed by amendment to this Current Report on form 8-K (this “Report”) no later than 71 days following the date that this Report is required to be filed.

(b)	Pro Forma Financial Information.
Pro forma financial information will be filed by amendment to this Report no later than 71 days following the date that this Report is required to be filed.

(d)	Exhibits.
(2.1)
Agreement and Plan of Merger, dated as of July 26, 2017, between Valley National Bancorp and USAmeriBancorp, Inc. (attached as Exhibit 2.1 to Valley National Bancorp’s Current Report on Form 8-K filed on July 28, 2017, and incorporated herein by reference).

99.1	Press Release, dated January 2, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2018	VALLEY NATIONAL BANCORP
	By:	/s/ Ronald H. Janis
Ronald H. Janis
Senior Executive Vice President and General Counsel